Prospectus Supplement	November 16, 2007

PUTNAM UTILITIES GROWTH AND INCOME FUND Prospectus dated February 28, 2007

The section Who manages the fund? is supplemented to reflect that the members of the Global Equity Research and Core Fixed Income Teams primarily responsible for the day-to-day management of the fund’s portfolio are now Michael Yogg (Portfolio Leader), Matthew Doody (Portfolio Member), Vivek Gandhi (Portfolio Member), Craig Goryl (Portfolio Member) and Kevin Murphy (Portfolio Member).

Positions held by Messrs. Yogg and Murphy over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Doody joined the fund in November, 2007. Since 2003 he has been employed by Putnam Management, currently, as an Analyst. He owned no shares of this fund as of September 30, 2007. Mr. Doody owned shares in all Putnam funds valued at between $50,001-$100,000, as of September 30, 2007.

Mr. Gandhi joined the fund in November, 2007. Since 1999, he has been employed by Putnam Management, currently, as an Analyst. He owned no shares of this fund as of September 30, 2007. Mr. Gandhi owned shares in all Putnam funds valued at between $100,001-$500,000, as of September 30, 2007.

Mr. Goryl joined the fund in October, 2007. Since 1999, he has been employed by Putnam Management, currently, as an Analyst. He owned no shares of this fund as of September 30, 2007. Mr. Goryl owned shares in all Putnam funds valued at between $100,001-$500,000, as of September 30, 2007.

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